UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06624

Nuveen New York Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2017

NXP
Nuveen Select Tax-Free Income Portfolio

NXQ
Nuveen Select Tax-Free Income Portfolio 2

NXR
Nuveen Select Tax-Free Income Portfolio 3

NXC
Nuveen California Select Tax-Free Income Portfolio

NXN
Nuveen New York Select Tax-Free Income Portfolio

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	10

Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	56

Statement of Operations	57

Statement of Changes in Net Assets	58

Financial Highlights	60

Notes to Financial Statements	66

Additional Fund Information	77

Glossary of Terms Used in this Report	78

Reinvest Automatically, Easily and Conveniently	80

Board Members & Officers	81

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and the U.K.'s decision to leave the European Union (or "Brexit") remained in the minority in the Dutch general election in March and France's presidential election in May, easing the political uncertainty surrounding Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 May 22, 2017

4	NUVEEN

Portfolio Managers' Comments
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
 Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the "Funds"). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
Effective May 31, 2016, Tom Spalding retired from Nuveen Asset Management. Michael S. Hamilton has taken over portfolio management responsibilities for NXP, NXQ and NXR.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2017?
The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.
In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government's "advance" estimate. The deceleration in first-quarter GDP growth, followed by a reacceleration in the spring and summer, has been a trend over the past few years. Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy's prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve's (Fed) unofficial longer term inflation objective of 2.0%. The housing market

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers' Comments (continued)
also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed's policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually "normalize" interest rates.
The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that Trump's policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration's immigration policy and the Republican's health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain's vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.
The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November 2016 after President Trump's win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration's fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.
In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.
Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

6	NUVEEN

How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2017?
California's $2.46 trillion economy is the largest in the United States and ranks sixth in the world according to the International Monetary Fund. California job growth continues to outpace the national average, driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. As a result, the state's unemployment rate improved to 4.9% as of March 2017, down from 5.6% the year prior, and the gap between the state's and the nation's 4.5% unemployment rate is narrowing. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 6.5%, 5.1% and 6.4%, respectively, over the twelve months ended February 2017 (most recent data available at the time this report was prepared) compared with an average increase of 5.8% nationally. Continued winter storms have improved California's water supply levels and weakened the drought. According to the U.S. Drought Monitor as of March 7, 2017, approximately 8% of California is suffering from the drought. This is a vast improvement from the start of the rainy season in early October 2016, when 83.6% of the state was under drought. Governor Brown has not officially declared the five-year drought over as the emergency drought conservation measures remain in place. The enacted Fiscal 2017 General Fund budget totals $122.5 billion, which is 6% higher than the revised Fiscal Year 2016 budget. For Fiscal Year 2017-2018, the proposed General Fund Governor's Budget totals $122.5 billion and projects a $1.6 billion deficit because of slowed economic growth, resulting in lagging revenues and higher-than-expected expenditures. On July 2, 2015, S&P upgraded its rating on California general obligation (GO) debt to "AA-/STABLE" from "A+/CreditWatch Positive" citing "improved fiscal sustainability." Moody's upgraded the state GO to Aa3 with stable outlook from A1 in June 2014 citing "the State's rapidly improving financial position." During the twelve months ended March 31, 2017, municipal issuance in California totaled $66.8 billion, a gross issuance increase of 28.8% from the twelve months ended March 31, 2016. For this reporting period, California was the largest state issuer in the nation, representing approximately 15.4% of total issuance nationwide.
New York State's $1.4 trillion economy represents 8.1% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of March 2017, the state's unemployment rate registered 4.3%, slightly below the national average of 4.5%. The state's budget picture has improved considerably over the past few years. Revenues have been increased through tax hikes and expenditures have been more tightly controlled. On a significant positive note, New York State has collected approximately $8.7 billion in various settlements and assessments from the financial industry over the past two years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $156 billion budget for Fiscal Year 2017 is 9% higher than the adopted Fiscal Year 2016 budget and contains no new taxes. The budget also includes a $1.5 billion increase in education spending. New York is both a high income state, with per-capita income at 121% of the U.S. average, the fourth-highest among the 50 states, and a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt-per-capita in 2015 (NY: $3,021; median: $1,025), sixth in debt-per-capita as a percentage of personal income (NY: 5.4%; median: 2.5%) and ninth in debt-to-gross state domestic product (NY: 4.3%; median: 2.2%). The state's pensions have traditionally been well-funded, though they did decline with the stock market financial crisis. As of February 2017, Moody's rates New York "Aa1" with a stable outlook. S&P rates the state "AA+" with a stable outlook. New York municipal bond supply totaled $43.7 billion for the twelve-month period ended March 31, 2017, a gross issuance decrease of 2.2% from the same period a year earlier. This ranked New York third among state issuers behind California and Texas.
What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2017?
The broad municipal bond market ended the reporting period in positive territory, as a rally in the latter months of the period helped recoup the losses from the post-election sell-off. Although interest rates were higher by the end of the reporting period, tightening credit spreads and a moderately flattening yield curve helped support municipal bond performance in general. California's municipal bond market lagged the broad market, while New York's market performed similarly to the broad market during this reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

NUVEEN	7

Portfolio Managers' Comments (continued)
Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. NXP, NXQ and NXR primarily bought shorter duration bonds, namely those with one- to three-year maturities, to help maintain the Funds' duration targets. Additionally, for the three national Funds, we selected some individual credits with attractive long-term stories trading at good relative values, including specialty state hospital bonds, Guam credits and local general obligation (GO) bonds issued for Chicago Board of Education and Chicago O'Hare airport. First Energy bonds were a meaningful detractor of underperformance for the reporting period (as described in the performance analysis of this commentary). These purchases were funded mainly from the proceeds of called and maturing bonds. We also reduced the three Funds' exposure to Puerto Rico with the sale of sales-tax revenue bonds known as COFINA bonds. Because the COFINA bonds were zero coupon, long-duration bonds, their elimination from the portfolio helped maintain the Funds' duration targets without the use of additional hedging and we closed the interest rate swap positions in NXP and NXR.
For NXC and NXN, the Funds' trading activity increased meaningfully from October through December 2016. We sold some lower coupon bonds that were bought during the summer when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities. We also modified the Funds' credit ratings allocations, moving some of the AAA exposure into higher yielding, BBB rated and below investment grade bonds. In the first half of the reporting period, called and maturing bonds provided most of the proceeds to buy new bonds. As interest rates rose and call activity moderated somewhat in the second half of the reporting period, we funded new additions using the cash from selling high-quality issues.
As of March 31, 2017, NXP, NXQ, NXR and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. Also for duration management purposes, NXP and NXR held forward interest rate swaps during the reporting period. We began reducing the Funds' swap positions early in the reporting period and, by the end of the period, closed the hedge positions in the portfolios. Swaps had a positive impact on the Funds' performance during the reporting period. Leverage is discussed in more detail later in this report.
How did the Funds perform during the twelve-month reporting period ended March 31, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and ten-year periods ended March 31, 2017. Each Fund's returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2017, the total returns on common share NAV for NXC outperformed and NXN matched their respective state's S&P Municipal Bond Index. Compared to the national S&P Municipal Bond Index, NXQ outperformed, NXR, NXC and NXN underperformed and NXP performed in line with the national index over the twelve-month reporting period.
The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector exposures. In addition, the use of leverage affected the performance of NXP, NXQ, NXR and NXN. NXC did not use leverage in this reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Duration and yield curve positioning was a positive contributor to the five Funds' performance in this reporting period. NXP, NXQ and NXR's overweight allocations to the longest (14 years and longer) and shortest (zero to two years) ends of the yield curve and underweight allocation to the four- to 12-year segment were advantageous to performance. In the twelve-month reporting period overall, the "belly" of the yield curve, generally four to 10 years, was the weakest performing segment. NXC and NXN also benefited from their overall duration and yield curve positioning.
In this reporting period, lower rated bonds tended to perform better than high-quality bonds. The Funds' credit ratings allocations were a positive contributor overall to performance, given their overall bias toward lower rated issues. In particular, NXP, NXQ and NXR were aided by an underweight allocation to AAA rated credits and an overweight allocation to B rated bonds, although an overweight exposure to the AA rated category detracted slightly.

8	NUVEEN

Sector performance mirrored the trend in credit quality performance. Specifically, sectors with higher concentrations of lower rated bonds, such as tobacco and health care, outperformed, while pre-refunded and tax-supported sectors fared less well, due to their bonds' higher credit ratings.
NXP, NXR and NXQ were hurt by overweight allocations to the pre-refunded sector. An underweight allocation to the housing sector, especially single-family housing, was detrimental to NXP and NXR's performance. NXP, NXQ and NXR benefited from their weightings to the transportation sector, particularly the over weighting to toll road bonds. The three national Funds also suffered weak results from energy supplier First Energy. Although it represented a small weighting in the three Funds, First Energy was a meaningful detractor during this reporting period. The credit performed poorly as the company seeks to exit the power generation business, which has increased uncertainty about its financial health. The sector positioning in NXC and NXN also generated mixed results in the reporting period.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that NXC, NXN and NXP had no exposure to Puerto Rico debt during this reporting period, while NXQ and NXR had allocations of 0.85% and 0.49%, respectively, at the end of the reporting period, which were all insured. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund's shares.

NUVEEN	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligible impact on the performance of NXP, NXQ and NXR during the current reporting period. The impact of leverage on NXN over the reporting period was slightly negative, while NXC did not use leverage during the reporting period.
As of March 31, 2017, the Funds' percentages of leverage are as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Effective Leverage*	1.31%	1.84%	0.52%	0.00%	5.58%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio.

10	NUVEEN

Share  Information
DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of March 31, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2016	$0.0455	$0.0445	$0.0455	$0.0525	$0.0460
May	0.0455	0.0445	0.0455	0.0525	0.0460
June	0.0455	0.0445	0.0455	0.0525	0.0460
July	0.0455	0.0445	0.0455	0.0525	0.0460
August	0.0455	0.0445	0.0455	0.0525	0.0460
September	0.0455	0.0420	0.0435	0.0525	0.0460
October	0.0455	0.0420	0.0435	0.0525	0.0460
November	0.0455	0.0420	0.0435	0.0525	0.0460
December	0.0455	0.0420	0.0435	0.0495	0.0460
January	0.0455	0.0420	0.0435	0.0495	0.0460
February	0.0455	0.0420	0.0435	0.0495	0.0460
March 2017	0.0455	0.0420	0.0435	0.0495	0.0460
Total Monthly Per Share Distributions	$0.5460	$0.5165	$0.5320	$0.6180	$0.5520
Ordinary Income Distribution*	$0.0043	$—	$0.0011	$—	$—
Total Distributions from Net Investment Income	$0.5503	$0.5165	$0.5331	$0.6180	$0.5520
Total Distributions from Long-Term Capital Gains*	$—	$—	$—	$0.0980	$—
Total Distributions	$0.5503	$0.5165	$0.5331	$0.7160	$0.5520

Yields
Market Yield**	3.89%	3.76%	3.67%	4.01%	4.03%
Taxable-Equivalent Yield**	5.40%	5.22%	5.10%	6.14%	6.00%

*	Distribution paid in December 2016.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.0%, 28.0%, 28.0%, 34.7% and 32.8% for NXP, NXQ, NXR, NXC and NXN, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

NUVEEN	11

Share Information (Unaudited) (continued)
As of March 31, 2017, the Funds had positive UNII balances for tax purposes. NXP, NXQ, NXR and NXN had positive UNII balances while NXC had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
EQUITY SHELF PROGRAM
During the current reporting period, NXC filed an initial registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program, which is not yet effective. Under this program NXC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share.
SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Shares cumulatively repurchased and retired	—	—	—	—	—
Shares authorized for repurchase	1,655,000	1,770,000	1,305,000	630,000	390,000
OTHER SHARE INFORMATION
As of March 31, 2017, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.00	$14.47	$15.29	$15.00	$14.04
Share price	$14.03	$13.41	$14.21	$14.83	$13.69
Premium/(Discount) to NAV	(6.47)%	(7.33)%	(7.06)%	(1.13)%	(2.49)%
12-month average premium/(discount) to NAV	(4.50)%	(4.94)%	(5.35)%	(2.97)%	(2.76)%

12	NUVEEN

Risk  Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXC.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXN.

NUVEEN	13

NXP
Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NXP at NAV	0.55%	4.81%	4.84%
NXP at Share Price	(2.20)%	3.60%	4.17%
S&P Municipal Bond Index	0.55%	3.41%	4.26%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
14	NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.4%
Corporate Bonds	0.1%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.2%
AA	43.0%
A	18.4%
BBB	10.3%
BB or Lower	8.4%
N/R (not rated)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.7%
Transportation	15.8%
Tax Obligation/General	13.4%
U.S. Guaranteed	12.4%
Health Care	11.9%
Consumer Staples	7.1%
Other	13.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.1%
Illinois	12.2%
New Jersey	10.0%
Texas	9.5%
New York	5.0%
Colorado	4.7%
Virginia	4.0%
Washington	3.6%
Ohio	3.6%
Michigan	3.5%
Missouri	2.8%
Iowa	2.7%
Other	17.3%
Total	100%

NUVEEN	15

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NXQ at NAV	0.69%	5.01%	4.46%
NXQ at Share Price	(1.56)%	4.01%	4.19%
S&P Municipal Bond Index	0.55%	3.41%	4.26%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

16	NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.1%
Corporate Bonds	0.1%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.1%
AA	40.7%
A	20.4%
BBB	11.5%
BB or Lower	8.4%
N/R (not rated)	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	19.4%
Transportation	16.6%
Tax Obligation/Limited	15.8%
Health Care	13.3%
U.S. Guaranteed	12.7%
Consumer Staples	6.8%
Utilities	6.6%
Other	8.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.7%
Illinois	13.3%
Texas	11.2%
Colorado	6.8%
Washington	4.5%
Nevada	4.1%
Pennsylvania	4.0%
Michigan	3.8%
Ohio	3.7%
New Jersey	3.5%
Arizona	3.3%
New York	3.2%
Indiana	2.6%
Other	18.3%
Total	100%

NUVEEN	17

NXR
Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NXR at NAV	0.37%	5.28%	5.04%
NXR at Share Price	(1.09)%	4.09%	4.72%
S&P Municipal Bond Index	0.55%	3.41%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

18	NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.9%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.1%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.5%
AA	42.3%
A	17.7%
BBB	10.7%
BB or Lower	9.7%
N/R (not rated)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.8%
Tax Obligation/General	17.9%
Transportation	14.8%
U.S. Guaranteed	10.1%
Health Care	9.9%
Consumer Staples	7.9%
Utilities	7.4%
Other	9.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	23.4%
Illinois	12.9%
Texas	10.8%
Pennsylvania	6.7%
Colorado	6.0%
Ohio	5.8%
Washington	4.7%
New York	4.2%
New Jersey	3.7%
Virginia	3.3%
Other	18.5%
Total	100%

NUVEEN	19

NXC
Nuveen California Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NXC at NAV	0.20%	5.00%	5.17%
NXC at Share Price	(6.98)%	5.23%	5.57%
S&P Municipal Bond California Index	0.17%	4.09%	4.59%
S&P Municipal Bond Index	0.55%	3.41%	4.26%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.4%
Tax Obligation/Limited	18.1%
Water and Sewer	13.6%
Health Care	13.0%
U.S. Guaranteed	9.7%
Transportation	6.9%
Consumer Staples	6.6%
Other	6.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.3%
AA	43.7%
A	15.2%
BBB	10.6%
BB or Lower	10.0%
N/R (not rated)	1.2%
Total	100%

20	NUVEEN

NXN
Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NXN at NAV	0.40%	3.48%	4.23%
NXN at Share Price	1.26%	3.80%	4.20%
S&P Municipal Bond New York Index	0.40%	3.37%	4.27%
S&P Municipal Bond Index	0.55%	3.41%	4.26%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.0%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.2%
Education and Civic Organizations	24.5%
Transportation	14.8%
U.S. Guaranteed	10.3%
Utilities	10.0%
Other	14.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	33.0%
AA	36.4%
A	13.8%
BBB	5.7%
BB or Lower	6.9%
N/R (not rated)	4.2%
Total	100%

NUVEEN	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the "Funds") as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through March 31, 2014 were audited by other auditors whose report dated May 27, 2014 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 May 25, 2017

22	NUVEEN

NXP
Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.4%
	Alaska – 1.0%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/17 at 100.00	B3	$2,533,921
	Arizona – 2.6%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,687,175
2,530	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	2,678,334
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	346,246
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	683,025
6,010	Total Arizona			6,394,780
	Arkansas – 0.7%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,765,720
	California – 20.5%
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa	2,047,020
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA	2,524,119
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	1,652,965
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013 S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	3,369,240
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	2,602,261
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,827,540
2,745	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/29	10/19 at 100.00	AA–	3,000,779
1,500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008B, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,608,765
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,010,598
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	1,358,155
800	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B, 5.000%, 8/01/24 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (4)	872,344
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	1,855,727
1,395	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B1	1,397,567
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured	8/17 at 56.07	AA	1,311,441
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	2,401,699

NUVEEN	23

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	$857,530
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	850,338
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/17 at 46.57	Aa2	2,498,101
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	674,335
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A+	2,743,443
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,011,313
2,480	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%,11/01/19 – NPFG Insured	11/17 at 100.00	AA–	2,539,842
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33	No Opt. Call	AA–	4,216,320
3,420	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	3,572,977
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,442,544
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/17 at 100.00	B–	1,158,481
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	716,554
66,685	Total California			51,121,998
	Colorado – 4.6%
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	1,860,598
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,069,310
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,135,234
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	156,623
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	4,563,249
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	885,320
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	669,476
20,085	Total Colorado			11,339,810
	Florida – 1.2%
2,990	Duval County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/26 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	Aa3 (4)	3,022,083
	Guam – 0.6%
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,559,565

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 11.9%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
$2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	$2,374,241
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	1,625,340
725	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	748,099
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	596,401
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	333,580
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	32,428
645	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	707,597
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	916,142
2,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/33	8/22 at 100.00	AA+	2,168,628
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	296,816
2,100	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,166,192
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,132,390
1,050	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.516%, 7/01/46 (Pre-Refunded 7/01/17) (IF) (6)	7/17 at 100.00	AA+ (4)	1,071,798
1,270	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,318,616
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,318,684
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa2	815,150
1,520	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	1,515,790
470	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	469,154
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AA–	997,806
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AA–	455,666
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AA–	3,161,681
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	1,961,650
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,019,471
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	351,050
36,610	Total Illinois			29,554,370
	Indiana – 0.4%
270	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BB–	281,602
750	Purdue University, Indiana, University Revenue Bonds, Student Facility System Series 2009A, 5.000%, 7/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	800,820
1,020	Total Indiana			1,082,422

NUVEEN	25

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.6%
$830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	$840,998
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	722,844
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	4/17 at 100.00	B+	999,960
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,999,840
6,540	Total Iowa			6,563,642
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	2,625,125
	Massachusetts – 1.4%
1,075	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Series 2006, 5.000%, 5/01/18 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (4)	1,078,859
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	525,095
1,760	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA	1,807,960
3,335	Total Massachusetts			3,411,914
	Michigan – 3.4%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,949
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	1,588,845
2,000	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	2,088,420
4,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	4,404,439
7,855	Total Michigan			8,464,653
	Minnesota – 0.7%
1,725	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A, 5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,767,608
	Missouri – 2.7%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	380,052
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,007,014
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,144,850
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	A2	2,175,880
8,525	Total Missouri			6,707,796
	Nevada – 1.7%
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, Tender Option Bond Trust Series 11823, 17.813%, 7/01/42 (IF)	1/20 at 100.00	Aa3	1,090,440
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,354,288

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	$1,721,175
3,500	Total Nevada			4,165,903
	New Jersey – 9.8%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,035,354
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	4/17 at 100.00	AA–	2,615,153
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	1,082,827
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	1,465,946
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured	7/25 at 100.00	AA	292,586
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	15,309,695
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B	2,447,975
43,665	Total New Jersey			24,249,536
	New Mexico – 0.4%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,530
	New York – 4.8%
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	554,505
1,810	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	4/17 at 100.00	A	1,823,195
2,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	6/18 at 100.00	AAA	2,416,662
3,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	3,834,851
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B:
1,660	4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	1,665,727
840	4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	842,856
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	877,672
11,500	Total New York			12,015,468
	North Carolina – 0.4%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,099,110
	Ohio – 3.5%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,445,638
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,670	6.000%, 6/01/42	6/17 at 100.00	B–	1,620,718
1,000	6.500%, 6/01/47	6/17 at 100.00	B–	999,800
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,974,961

NUVEEN	27

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	$1,207,942
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	355,000
9,000	Total Ohio			8,604,059
	Oregon – 0.9%
580	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	AA–	641,463
1,500	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,694,760
2,080	Total Oregon			2,336,223
	Pennsylvania – 1.6%
2,090	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA–	2,233,938
935	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	AA–	1,019,627
555	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	627,677
3,580	Total Pennsylvania			3,881,242
	Texas – 9.2%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	290,968
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/33	7/25 at 100.00	BBB+	121,481
1,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	1,069,910
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,149,547
3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	1,930,226
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,593,399
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,385,737
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	2,447,399
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	2,451,260
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,495,799
27,845	Total Texas			22,935,726
	Virginia – 3.9%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007, 5.125%, 10/01/42 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (4)	1,021,460
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	2,250,760
1,500	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/17	No Opt. Call	AA+	1,521,525

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$1,076,250
1,205	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,355,023
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,084,649
1,390	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,403,553
9,105	Total Virginia			9,713,220
	Washington – 3.6%
1,280	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,356,621
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,072,695
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,254,357
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%,1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	2,577,750
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,12/01/27 – NPFG Insured	No Opt. Call	AA+	1,573,687
9,000	Total Washington			8,835,110
	West Virginia – 1.3%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,674,720
1,500	West Virginia State School Building Authority, Capital Improvement Revenue Bonds, Series 2007A, 5.000%, 7/01/20 – NPFG Insured	7/17 at 100.00	AA–	1,516,260
3,000	Total West Virginia			3,190,980
	Wisconsin – 0.9%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,739,900
490	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	4/17 at 100.00	AA	491,651
2,135	Total Wisconsin			2,231,551
$301,020	Total Municipal Bonds			242,176,065

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$210	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$126,491
56	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	27,610
$266	Total Corporate Bonds – 0.1%				154,101
	Total Long-Term Investments (cost $219,650,029)				242,330,166
	Other Assets Less Liabilities – 2.5%				6,187,335
	Net Assets – 100%				$248,517,501

NUVEEN	29

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.Ratings are not covered by the report of independent registered public accounting firm.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.
30	NUVEEN

NXQ
Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.1%
	Alaska – 0.4%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/17 at 100.00	B3	$958,170
	Arizona – 3.2%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,687,175
1,590	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,683,222
365	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	355,999
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	655,704
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	2,612,835
215	Sedona Wastewater Municipal Property Corporation (Arizona), Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	198,959
7,520	Total Arizona			8,193,894
	California – 17.4%
1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa (4)	1,023,510
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA	3,972,210
4,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	8/33 at 100.00	Aa1	1,809,600
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B3	1,526,925
60	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	4/17 at 100.00	AA–	60,224
2,500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008B, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	2,681,275
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	1,766,414
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	2,698,491
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B–	988,270
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	2,401,699
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	800,647
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	850,338
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	613,769
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	825,100

NUVEEN	31

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	$674,335
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	3,711,246
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A+	2,749,692
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,487,225
2,535	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	2,596,170
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	Aa3	2,197,443
1,800	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	1,880,514
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA	492,330
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA	875,127
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA	3,777,796
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/17 at 100.00	B–	2,016,435
64,315	Total California			44,476,785
	Colorado – 6.7%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	518,790
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,111,887
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,003,610
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,135,234
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	4,040,451
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	5,074,567
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	2,303,999
23,125	Total Colorado			17,188,538
	Connecticut – 0.8%
1,945	Connecticut Health and Educational Facilities Authority, Auction Rate Revenue Bonds, Yale University, Series 2007Z-2, 5.050%, 7/01/42	7/17 at 100.00	AAA	1,964,956
	Florida – 1.2%
1,495	Duval County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/26 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	Aa3 (4)	1,511,041
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	1,616,025
2,995	Total Florida			3,127,066
	Guam – 1.2%
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,559,565
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,538,373
2,960	Total Guam			3,097,938

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 13.0%
$1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	$1,312,462
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	773,895
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	596,401
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	338,213
1,340	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	1,470,047
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	4/17 at 100.00	AA	1,002,280
1,515	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%, 1/01/27 – NPFG Insured	1/18 at 100.00	AA–	1,547,709
470	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	472,406
1,750	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,805,160
1,050	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.516%, 7/01/46 (Pre-Refunded 7/01/17) (IF) (6)	7/17 at 100.00	AA+ (4)	1,071,798
1,035	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	4/17 at 100.00	BBB+	1,036,180
1,315	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,365,338
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,318,684
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AA–	3,307,525
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AA–	572,805
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	1,961,650
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AA–	3,222,437
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	4/17 at 100.00	AA	5,047,369
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	AA	1,049,336
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	AA	1,098,748
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,076,357
46,265	Total Illinois			33,446,800
	Indiana – 2.5%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	983,136
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	2,283,311
170	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BB–	176,979
355	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	382,445
1,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	1,567,711
1,085	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	1,109,966
6,720	Total Indiana			6,503,548

NUVEEN	33

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.5%
$830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	$840,998
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	722,844
2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	2,294,740
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	4/17 at 100.00	B+	1,644,934
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	999,960
6,185	Total Iowa			6,503,476
	Kansas – 0.1%
270	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	4/17 at 100.00	BB+	270,097
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	2,625,125
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (5)	7/31 at 100.00	Baa3	660,994
3,305	Total Kentucky			3,286,119
	Maryland – 0.3%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
595	5.000%, 9/01/32 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	596,327
100	5.250%, 9/01/39 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	100,223
695	Total Maryland			696,550
	Massachusetts – 0.2%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	525,095
	Michigan – 3.7%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,949
2,590	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	2,743,406
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	426,703
1,250	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,305,263
4,250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	4,679,716
8,830	Total Michigan			9,538,037
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	285,039
	Nebraska – 0.2%
545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	549,698
	Nevada – 4.0%
1,325	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	AAA	1,446,847

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, Tender Option Bond Trust Series 11823, 17.813%, 7/01/42 (IF)	1/20 at 100.00	Aa3	$1,817,400
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,083,430
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/34	12/24 at 100.00	Aa1	3,403,710
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	4/17 at 100.00	AA–	2,500,625
9,075	Total Nevada			10,252,012
	New Jersey – 3.4%
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	2,265,045
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	A–	2,126,600
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K, 5.500%, 12/15/19 – AMBAC Insured	No Opt. Call	A–	1,347,700
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/29	6/25 at 100.00	A–	2,087,640
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB–	1,003,570
8,415	Total New Jersey			8,830,555
	New Mexico – 0.8%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,530
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3 (4)	1,082,340
2,000	Total New Mexico			2,084,870
	New York – 3.1%
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	554,505
1,805	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	4/17 at 100.00	A	1,818,158
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,446,125
2,755	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	2,914,487
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	1,277,125
7,445	Total New York			8,010,400
	Ohio – 3.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,155	5.375%, 6/01/24	6/17 at 100.00	B–	2,056,538
2,475	5.875%, 6/01/30	6/17 at 100.00	B–	2,380,703
875	5.750%, 6/01/34	6/17 at 100.00	B–	830,839
2,680	5.875%, 6/01/47	6/17 at 100.00	B–	2,582,019
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,207,942
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	355,000
10,290	Total Ohio			9,413,041

NUVEEN	35

NXQ
Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.1%
$2,905	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	4/17 at 100.00	AA–	$2,907,266
	Oregon – 0.3%
600	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	AA–	663,582
	Pennsylvania – 3.9%
2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA–	2,404,958
945	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	AA–	1,030,532
555	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	627,677
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	3,291,027
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	2,690,225
9,220	Total Pennsylvania			10,044,419
	Puerto Rico – 0.9%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	4/17 at 100.00	AA–	1,058,567
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	1,162,600
11,035	Total Puerto Rico			2,221,167
	South Carolina – 1.4%
3,400	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (4)	3,662,242
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	663,870
	Texas – 11.0%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	290,968
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/35	7/25 at 100.00	BBB+	263,069
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,209,730
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,144,020
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,263,692
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	472,595
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	3,533,962
975	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	984,877
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	449,363
200	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41	8/17 at 24.20	AAA	48,050
4,800	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41 (Pre-refunded 8/15/17)	8/17 at 24.20	N/R (4)	1,157,088

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	$2,441,985
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	1,133,056
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	203,206
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,495,798
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010, 0.000%, 8/15/31	No Opt. Call	AAA	1,058,940
40,350	Total Texas			28,150,399
	Utah – 0.8%
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	AA–	2,113,971
	Virginia – 2.2%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	1,912,635
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,076,250
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	461,045
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,084,649
1,000	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,009,750
4,920	Total Virginia			5,544,329
	Washington – 4.4%
855	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/19	No Opt. Call	Aa2	935,225
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013A, 5.750%, 1/01/45	1/23 at 100.00	BBB+	4,305,040
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,072,695
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,328,970
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	2,577,750
10,530	Total Washington			11,219,680
	Wisconsin – 2.0%
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,176,320
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,739,900
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	AA– (4)	1,100,930
4,645	Total Wisconsin			5,017,150
$308,340	Total Municipal Bonds			251,410,759

NUVEEN	37

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2017

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	TRANSPORTATION – 0.1%
$328	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$197,838
87	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	43,183
$415	Total Corporate Bonds – 0.1%				241,021
	Total Long-Term Investments (cost $231,479,332) – 98.2%				251,651,780
	Other Assets Less Liabilities – 1.8%				4,673,401
	Net Assets – 100%				$256,325,181

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.Ratings are not covered by the report of independent registered public accounting firm.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.
38	NUVEEN

NXR
Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.9%
	MUNICIPAL BONDS – 97.9%
	Alaska – 1.3%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/17 at 100.00	B3	$2,563,105
	Arizona – 1.1%
1,770	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,873,775
280	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	273,095
2,050	Total Arizona			2,146,870
	California – 22.9%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	5,623,125
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B3	1,017,950
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	4/17 at 100.00	B–	1,124,933
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,004,952
230	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	4/17 at 100.00	Baa2	231,582
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,560,491
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	2,307,675
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
700	4.500%, 6/01/27	6/17 at 100.00	B1	701,288
2,090	5.000%, 6/01/33	6/17 at 100.00	B–	2,089,896
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	2,845,880
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	850,338
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	6,708,961
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	2,313,210
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,782,916
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	839,670
1,985	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	2,032,898
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32	No Opt. Call	AA–	4,498,480
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	AA–	1,788,918

NUVEEN	39

NXR
Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	$1,040,249
2,280	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	2,381,984
71,155	Total California			45,745,396
	Colorado – 5.9%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	1,542,479
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,138,620
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,003,610
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,135,234
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	700,582
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	3,138,672
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33	12/25 at 100.00	N/R	1,088,240
14,290	Total Colorado			11,747,437
	Connecticut – 0.8%
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/20	12/19 at 100.00	AA–	1,644,750
	District of Columbia – 0.9%
1,700	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/20 – AGM Insured	4/17 at 100.00	AA	1,705,576
	Florida – 0.9%
1,825	Duval County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/26 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	Aa3 (4)	1,844,582
	Guam – 0.6%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,299,638
	Illinois – 12.7%
575	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	593,320
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	2,300,727
535	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	586,922
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 AGM Insured	4/17 at 100.00	AA	2,004,560
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	296,816
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
105	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	109,790
1,495	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,563,202
1,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,547,280
1,050	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.516%, 7/01/46 (Pre-Refunded 7/01/17) (IF) (6)	7/17 at 100.00	AA+ (4)	1,071,798

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$750	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	4/17 at 100.00	BBB+	$750,855
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	4/17 at 100.00	N/R (4)	1,706,055
1,015	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,053,854
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,318,684
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	833,250
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AA–	1,374,225
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AA–	2,487,154
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	1,961,650
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AA–	763,220
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,592,822
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	351,050
33,860	Total Illinois			25,267,234
	Indiana – 0.5%
270	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BB–	281,602
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA	721,560
1,270	Total Indiana			1,003,162
	Iowa – 1.1%
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	668,745
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	580,311
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	949,962
2,180	Total Iowa			2,199,018
	Maryland – 0.3%
550	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/23 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	551,227
	Michigan – 1.0%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,949
1,295	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,352,252
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	Aaa	275,278
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)
1,900	Total Michigan			2,010,479
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	285,039
	Montana – 0.8%
1,440	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA–	1,514,938

NUVEEN	41

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.8%
$1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	$1,083,430
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	4/17 at 100.00	AA–	2,500,625
3,500	Total Nevada			3,584,055
	New Jersey – 3.6%
2,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/34 – NPFG Insured	4/17 at 100.00	AA–	2,047,260
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	1,965,218
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured	7/25 at 100.00	AA	345,464
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	2,926,427
9,055	Total New Jersey			7,284,369
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,530
	New York – 4.1%
300	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	4/17 at 100.00	AA–	300,585
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,446,125
1,870	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	6/18 at 100.00	AAA	1,977,749
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	1,586,835
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B:
1,660	4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	1,665,727
840	4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	842,856
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	298,183
7,685	Total New York			8,118,060
	North Carolina – 0.3%
500	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009, 4.000%, 6/01/21 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	530,455
	Ohio – 5.6%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,445,638
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	6/17 at 100.00	B–	1,283,547
1,465	6.000%, 6/01/42	6/17 at 100.00	B–	1,421,768
435	5.875%, 6/01/47	6/17 at 100.00	B–	419,096
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	3,719,926
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,612,411
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	355,000
11,690	Total Ohio			11,257,386

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 1.6%
$460	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	AA–	$508,746
1,500	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,694,760
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30 (WI/DD, Settling 4/04/17)	6/27 at 100.00	AA+	902,843
2,710	Total Oregon			3,106,349
	Pennsylvania – 6.5%
2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17	No Opt. Call	A–	2,455,527
1,685	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA–	1,801,046
630	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	AA–	687,021
370	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	418,452
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	4,936,541
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	2,690,225
12,075	Total Pennsylvania			12,988,812
	Puerto Rico – 0.5%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,7/01/31 – AMBAC Insured	No Opt. Call	CC	975,618
	South Carolina – 1.6%
3,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (4)	3,231,390
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	442,580
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	830,998
	Texas – 10.5%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%,1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	290,968
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/34	7/25 at 100.00	BBB+	93,488
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.000%,12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,197,370
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,127,386
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	721,130
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	978,549
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	1,019,763
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,364,708
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,413,348

NUVEEN	43

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	$2,441,985
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	355,395
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	12/22 at 100.00	A3	2,129,340
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	1,868,594
28,220	Total Texas			21,002,024
	Utah – 1.1%
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	AA–	2,113,971
	Virginia – 3.2%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	2,793,210
1,500	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/17	No Opt. Call	AA+	1,521,525
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	461,045
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,621,604
6,920	Total Virginia			6,397,384
	Washington – 4.6%
1,020	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,081,057
745	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2015A, 5.000%, 5/01/17	No Opt. Call	AA	747,704
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,072,695
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA–	4,411,360
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	1,812,013
8,455	Total Washington			9,124,829
	Wisconsin – 0.9%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,325,800
485	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	4/17 at 100.00	AA	486,634
1,735	Total Wisconsin			1,812,434
$242,065	Total Municipal Bonds			195,331,695

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 0.0%
	TRANSPORTATION – 0.0%
$93	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$55,747
25	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	12,168
$118	Total Corporate Bonds – 0.0%				67,915
	Total Long-Term Investments (cost $173,568,262) – 97.9%				195,399,610
	Other Assets Less Liabilities – 2.1%				4,095,969
	Net Assets – 100%				$199,495,579

44	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUVEEN	45

NXC
Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.5%
	Consumer Staples – 6.4%
$1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	6/17 at 100.00	CCC	$968,040
65	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	4/17 at 100.00	BBB+	65,008
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	1,108,173
1,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	1,449,928
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/17 at 100.00	B–	1,454,160
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	6/17 at 100.00	BB+	999,970
6,110	Total Consumer Staples			6,045,279
	Education and Civic Organizations – 3.6%
195	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A, 5.625%, 4/01/37	4/18 at 100.00	Aa3	203,668
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	180,947
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	62,150
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	BBB	400,065
2,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	2,281,160
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	281,665
3,050	Total Education and Civic Organizations			3,409,655
	Health Care – 12.7%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	1,113,830
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	2,773,000
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	126,433
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	140,340
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	279,687
2,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA–	2,014,160
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	255,501
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	142,068
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	378,861

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$825	5.000%, 12/01/46	6/26 at 100.00	BB	$863,231
540	5.250%, 12/01/56	6/26 at 100.00	BB	573,032
425	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	429,373
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	1,196,965
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	779,719
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	BBB+	889,552
11,070	Total Health Care			11,955,752
	Housing/Multifamily – 1.0%
360	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	391,273
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	432,355
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB	27,358
65	5.250%, 8/15/49	8/24 at 100.00	BBB	70,693
845	Total Housing/Multifamily			921,679
	Industrials – 1.1%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	1,037,289
	Tax Obligation/General – 24.8%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	1,141,710
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA–	1,816,007
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,183,469
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA–	2,264,040
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	2,367,899
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	AA–	2,323,590
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Bonds, Capital Appreciation Series 1997C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aaa	1,014,371
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aaa	1,066,943
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34	No Opt. Call	A+	3,503,888
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	2,304,767
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)	8/31 at 100.00	AA	3,389,035
33,330	Total Tax Obligation/General			23,375,719
	Tax Obligation/Limited – 17.7%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	4/17 at 100.00	AA	1,001,840

NUVEEN	47

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	$2,340,960
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	4/17 at 101.00	A	364,532
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	4/17 at 100.00	A	1,002,610
270	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	275,802
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	3,330,600
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	4/17 at 100.00	Aa3	1,218,730
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	1,161,820
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	161,538
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,052,190
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	58,649
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	64,667
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	374,259
320	5.750%, 9/01/39	9/23 at 100.00	N/R	342,310
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	35,512
425	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	457,398
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	21,284
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,542,969
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,	8/24 at 100.00	N/R	68,796
	Refunding Series 2014, 5.000%, 8/01/39
615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	623,253
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	45,512
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,047,930
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	82,118
15,390	Total Tax Obligation/Limited			16,675,279
	Transportation – 6.8%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	632,370

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	$1,101,320
1,170	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,340,095
1,175	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,345,187
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	910,840
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	1,051,025
5,630	Total Transportation			6,380,837
	U.S. Guaranteed – 9.4% (5)
2,805	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008, 5.625%, 4/01/37 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (5)	2,937,957
210	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	215,048
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA	1,698,480
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	AA– (5)	1,147,570
250	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (5)	250,888
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
35	5.000%, 9/01/26 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	36,966
80	5.125%, 9/01/36 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	84,633
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (5)	566,649
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (5)	569,950
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	447,387
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	189,603
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21),	2/21 at 100.00	A– (5)	30,030
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	30,252
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	36,302
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	231,770
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (5)	443,203
8,160	Total U.S. Guaranteed			8,916,688
	Utilities – 0.8%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	797,594
	Water and Sewer – 13.2%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	1,126,030
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33	4/27 at 100.00	AAA	1,763,701

NUVEEN	49

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
$375	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	$390,413
1,160	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,204,068
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,252,320
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	2,317,080
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	2,230,414
1,000	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/31	12/25 at 100.00	Aa1	1,184,270
10,985	Total Water and Sewer			12,468,296
$96,230	Total Long-Term Investments (cost $84,589,717)			91,984,067
	Other Assets Less Liabilities – 2.5%			2,326,087
	Net Assets – 100%			$94,310,154

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
See accompanying notes to financial statements.

50	NUVEEN

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Consumer Staples – 1.5%
$435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	4/17 at 100.00	BB	$435,044
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/17 at 100.00	B–	150,000
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/17 at 100.00	B–	269,231
860	Total Consumer Staples			854,275
	Education and Civic Organizations – 24.7%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	100,712
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	136,874
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	280,221
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	74,183
110	5.000%, 4/15/43	4/23 at 100.00	BB+	105,666
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	434,051
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	163,757
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,151,910
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,157
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,629
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	408,815
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,118,360
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	663,153
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	AA–	328,924
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	AA–	1,344,406
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,991,825
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	126,391
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	252,405
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	147,703

NUVEEN	51

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	$120,199
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	2,222,119
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
500	5.000%, 1/01/31 – AMBAC Insured	4/17 at 100.00	BBB	501,170
430	4.750%, 1/01/42 – AMBAC Insured	4/17 at 100.00	BBB	430,284
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	4/17 at 100.00	AA–	300,828
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A, 5.000%, 8/01/32	8/23 at 100.00	AA–	1,161,479
12,570	Total Education and Civic Organizations			13,617,221
	Financials – 1.0%
450	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	542,164
	Health Care – 0.6%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	107,737
240	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	4/17 at 100.00	BB–	240,382
340	Total Health Care			348,119
	Housing/Multifamily – 0.5%
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	276,620
	Industrials – 3.9%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	169,043
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	1,955,414
2,025	Total Industrials			2,124,457
	Long-Term Care – 0.4%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	4/17 at 100.00	Baa1	100,087
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	4/17 at 101.00	N/R	21,882
110	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	4/17 at 100.00	N/R	109,263
235	Total Long-Term Care			231,232
	Tax Obligation/General – 2.4%
515	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25	12/17 at 100.00	AA	529,399
80	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	91,317
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	679,230
1,195	Total Tax Obligation/General			1,299,946
	Tax Obligation/Limited – 26.4%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	1,180,967

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	$1,156,460
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	A	1,100,040
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,272,377
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	4/17 at 100.00	A	1,512,060
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	4/17 at 100.00	AA	602,046
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	1,130,870
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,132,410
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	512,969
875	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30	2/21 at 100.00	AAA	993,554
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 11.923%, 5/01/38 (IF)	5/19 at 100.00	AAA	649,271
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	798,157
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	641,381
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	885,501
13,200	Total Tax Obligation/Limited			14,568,063
	Transportation – 15.0%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	1,148,130
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	275,850
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	362,702
685	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	717,469
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,041,466
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA–	1,731,540
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 15.419%, 8/15/32 – AGM Insured (IF) (5)	8/17 at 100.00	AA	127,646
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	1,143,180
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	4/17 at 100.00	Baa1	294,930
215	6.000%, 12/01/36	12/20 at 100.00	Baa1	242,511
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017B, 5.000%, 11/15/36	5/27 at 100.00	AA–	1,160,180
7,385	Total Transportation			8,245,604

NUVEEN	53

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 10.4% (6)
$1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	$1,027,720
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
160	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	172,051
210	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	227,655
405	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	439,883
1,595	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (6)	1,611,875
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A3 (6)	860,513
745	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	766,478
125	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30 (Pre-refunded 2/01/21)	2/21 at 100.00	N/R (6)	142,998
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007B, 5.000%, 4/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA+ (6)	434,061
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (6)	66,373
5,480	Total U.S. Guaranteed			5,749,607
	Utilities – 10.1%
550	Chautauqua County, New York, Industrial Development Agency, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	575,680
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,467
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	55,067
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	426,712
865	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	870,320
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,551,841
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B, 5.000%, 12/15/35	6/26 at 100.00	AAA	2,041,899
5,015	Total Utilities			5,557,986
	Water and Sewer – 3.1%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	229,586
275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.287%, 6/15/37 (IF)	6/18 at 100.00	AA+	326,772
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42 (WI/DD, Settling 4/13/17)	6/27 at 100.00	AAA	1,164,640
1,475	Total Water and Sewer			1,720,998
$50,505	Total Long-Term Investments (cost $52,605,694)			55,136,292

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Education and Civic Organizations – 0.9%
$500	Syracuse Industrial Development Agency, Civic Facility Revenue, Syracuse University, Variable Rate Demand Bond Series 2005B, 0.800%, 12/01/35 (7)	6/17 at 100.00	A-1+	$500,000
$500	Total Short-Term Investments (cost $500,000)			500,000
	Total Investments (cost $53,105,694) – 100.9%			55,636,292
	Floating Rate Obligations – (1.8)%			(1,005,000)
	Other Assets Less Liabilities – 0.9%			489,168
	Net Assets – 100%			$55,120,460

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment has maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUVEEN	55

Statement of
	Assets and Liabilities	March 31, 2017

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $219,650,029, $231,479,332, $173,568,262, $84,589,717 and $52,605,694, respectively)	$242,330,166	$251,651,780	$195,399,610	$91,984,067	$55,136,292
Short-term investments, at value (cost approximates value)	—	—	—	—	500,000
Cash	4,251,416	785,631	2,519,490	481,385	1,118,338
Receivable for:
Interest	2,484,151	2,711,339	2,083,636	1,202,983	755,356
Investments sold	1,959,400	2,014,440	2,707,613	1,000,000	—
Other assets	52,367	54,471	41,794	23,349	16,416
Total assets	251,077,500	257,217,661	202,752,143	94,691,784	57,526,402
Liabilities
Floating rate obligations	—	—	—	—	1,005,000
Payable for:
Dividends	708,241	715,719	545,840	298,804	172,128
Investments purchased	1,688,577	—	2,569,482	—	1,165,580
Accrued expenses:
Management fees	43,092	55,159	43,255	20,868	12,197
Professional fees	25,787	25,831	25,451	24,738	24,464
Trustees fees	47,884	50,022	37,162	18,226	11,183
Other	46,418	45,749	35,374	18,994	15,390
Total liabilities	2,559,999	892,480	3,256,564	381,630	2,405,942
Net assets	$248,517,501	$256,325,181	$199,495,579	$94,310,154	$55,120,460
Shares outstanding	16,570,310	17,713,727	13,045,560	6,286,768	3,924,895
Net asset value ("NAV") per share outstanding	$15.00	$14.47	$15.29	$15.00	$14.04
Net assets consist of:
Shares, $0.01 par value per share	$165,703	$177,137	$130,456	$62,868	$39,249
Paid-in surplus	230,107,428	245,888,662	179,537,045	87,570,147	53,856,609
Undistributed (Over-distribution of) net investment income	1,581,686	854,775	1,490,235	(105,514)	38,520
Accumulated net realized gain (loss)	(6,017,453)	(10,767,841)	(3,493,505)	(611,697)	(1,344,516)
Net unrealized appreciation (depreciation)	22,680,137	20,172,448	21,831,348	7,394,350	2,530,598
Net assets	$248,517,501	$256,325,181	$199,495,579	$94,310,154	$55,120,460
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
See accompanying notes to financial statements.

56	NUVEEN

Statement of
	Operations	Year Ended March 31, 2017

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$10,018,688	$10,327,153	$8,085,322	$4,158,163	$2,414,426
Expenses
Management fees	523,155	667,670	525,862	255,190	147,802
Interest expense	—	—	—	—	11,641
Custodian fees	38,472	38,818	32,819	20,201	17,249
Trustees fees	7,611	7,811	6,116	2,960	1,753
Professional fees	32,417	32,739	30,806	27,331	26,152
Shareholder reporting expenses	41,201	40,147	28,944	15,516	12,121
Shareholder servicing agent fees	16,334	15,032	12,442	4,240	3,813
Stock exchange listing fees	7,600	7,600	7,600	7,618	7,602
Investor relations expenses	30,734	31,204	23,983	11,647	7,231
Other	18,558	17,996	16,407	14,666	13,462
Total expenses	716,082	859,017	684,979	359,369	248,826
Net investment income (loss)	9,302,606	9,468,136	7,400,343	3,798,794	2,165,600
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,206,176	17,004	26,801	(131,725)	(365,379)
Swaps	(180,389)	—	(87,611)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,363,238)	(7,540,888)	(6,783,825)	(3,435,731)	(1,558,377)
Swaps	443,326	—	299,545	—	—
Net realized and unrealized gain (loss)	(7,894,125)	(7,523,884)	(6,545,090)	(3,567,456)	(1,923,756)
Net increase (decrease) in net assets from operations	$1,408,481	$1,944,252	$855,253	$231,338	$241,844
See accompanying notes to financial statements.

NUVEEN	57

Statement of
Changes in Net Assets

	NXP		NXQ		NXR
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/17	3/31/16	3/31/17	3/31/16	3/31/17	3/31/16
Operations
Net investment income (loss)	$9,302,606	$9,676,602	$9,468,136	$9,684,682	$7,400,343	$7,582,349
Net realized gain (loss) from:
Investments	1,206,176	(897,748)	17,004	(476,182)	26,801	493,045
Swaps	(180,389)	(2,455,336)	—	—	(87,611)	(1,439,664)
Change in net unrealized appreciation (depreciation) of:
Investments	(9,363,238)	5,838,255	(7,540,888)	4,461,815	(6,783,825)	4,776,566
Swaps	443,326	2,088,861	—	—	299,545	1,319,464
Net increase (decrease) in net assets from operations	1,408,481	14,250,634	1,944,252	13,670,315	855,253	12,731,760
Distributions to Shareholders
From net investment income	(9,118,641)	(9,319,144)	(9,149,141)	(9,521,129)	(6,954,588)	(7,289,860)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,118,641)	(9,319,144)	(9,149,141)	(9,521,129)	(6,954,588)	(7,289,860)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets	(7,710,160)	4,931,490	(7,204,889)	4,149,186	(6,099,335)	5,441,900
Net assets at the beginning of period	256,227,661	251,296,171	263,530,070	259,380,884	205,594,914	200,153,014
Net assets at the end of period	$248,517,501	$256,227,661	$256,325,181	$263,530,070	$199,495,579	$205,594,914
Undistributed (Over-distribution of) net investment income at the end of period	$1,581,686	$1,618,764	$854,775	$592,060	$1,490,235	$1,241,908

See accompanying notes to financial statements.

58	NUVEEN

	NXC		NXN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/17	3/31/16	3/31/17	3/31/16
Operations
Net investment income (loss)	$3,798,794	$4,025,873	$2,165,600	$2,236,810
Net realized gain (loss) from:
Investments	(131,725)	145,143	(365,379)	21,067
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,435,731)	1,041,495	(1,558,377)	(48,449)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	231,338	5,212,511	241,844	2,209,428
Distributions to Common Shareholders
From net investment income	(3,883,881)	(4,087,892)	(2,166,329)	(2,166,034)
From accumulated net realized gains	(616,049)	(107,389)	—	—
Decrease in net assets from distributions to common shareholders	(4,499,930)	(4,195,281)	(2,166,329)	(2,166,034)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	85,085	55,697	13,528	—
Net increase (decrease) in net assets from capital share transactions	85,085	55,697	13,528	—
Net increase (decrease) in net assets	(4,183,507)	1,072,927	(1,910,957)	43,394
Net assets at the beginning of period	98,493,661	97,420,734	57,031,417	56,988,023
Net assets at the end of period	$94,310,154	$98,493,661	$55,120,460	$57,031,417
Undistributed (Over-distribution of)net investment income at the end of period	$(105,514)	$(19,828)	$38,520	$39,249
See accompanying notes to financial statements.

NUVEEN	59

Financial
Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net			From
		Net		Realized/		From Net	Accumulated			Ending
	Beginning	Investment		Unrealized		Investment	Net Realized		Ending	Share
	NAV	Income (Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NXP
Year Ended 3/31:
2017	$15.46	$0.56		$(0.47)	$0.09	$(0.55)	$—	$(0.55)	$15.00	$14.03
2016	15.17	0.58		0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60		0.76	1.36	(0.62)	—	(0.62)	15.17	14.51
2014	15.03	0.66		(0.62)	0.04	(0.64)	—	(0.64)	14.43	13.48
2013	14.55	0.69		0.48	1.17	(0.69)	—	(0.69)	15.03	14.63

NXQ
Year Ended 3/31:
2017	14.88	0.53		(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55		0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58		0.83	1.41	(0.60)	—	(0.60)	14.64	13.94
2014	14.38	0.62		(0.54)	0.08	(0.63)	—	(0.63)	13.83	13.12
2013	13.89	0.65		0.47	1.12	(0.63)	—	(0.63)	14.38	13.99

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation.Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

60	NUVEEN

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets

		Based on	Ending			Net		Portfolio
Based on		Share	Net			Investment		Turnover
NAV	(a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss)		Rate	(c)

0.55%		(2.20)%	$248,518	0.28%		3.64%		28%
5.78		6.82	256,228	0.28		3.88		25
9.52		12.42	251,296	0.32	(d)	4.01	(d)	28
0.38		(3.37)	239,151	0.29		4.60		40
8.16		5.14	249,134	0.28		4.64		24

0.69		(1.56)	256,325	0.33		3.61		27
5.46		5.46	263,530	0.33		3.76		23
10.32		11.00	259,381	0.37	(d)	4.04	(d)	19
0.73		(1.51)	245,069	0.34		4.58		23
8.20		7.29	254,694	0.33		4.54		19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP
Year Ended 3/31:
2017	—%
2016	—
2015	—
2014	—
2013	—

NXQ
Year Ended 3/31:
2017	—%
2016	—
2015	—	*
2014	—	*
2013	—	*

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
			Net Investment
NXP	Expense	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.35%		3.98%

*	Rounds to less than 0.01%.

	Ratios to
	Average Net Assets
			Net Investment
NXQ	Expense	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.40%		4.01%
See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net			From
		Net		Realized/		From Net	Accumulated			Ending
	Beginning	Investment		Unrealized		Investment	Net Realized		Ending	Share
	NAV	Income (Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NXR
Year Ended 3/31:
2017	$15.76	$0.57		$(0.51)	$0.06	$(0.53)	$—	$(0.53)	$15.29	$14.21
2016	15.34	0.58		0.40	0.98	(0.56)	—	(0.56)	15.76	14.89
2015	14.46	0.60		0.89	1.49	(0.61)	—	(0.61)	15.34	14.78
2014	14.94	0.64		(0.49)	0.15	(0.63)	—	(0.63)	14.46	13.67
2013	14.43	0.66		0.51	1.17	(0.66)	—	(0.66)	14.94	14.48

NXC
Year Ended 3/31:
2017	15.68	0.60		(0.56)	0.04	(0.62)	(0.10)	(0.72)	15.00	14.83
2016	15.52	0.64		0.19	0.83	(0.65)	(0.02)	(0.67)	15.68	16.70
2015	14.83	0.66		0.82	1.48	(0.68)	(0.11)	(0.79)	15.52	15.40
2014	15.72	0.67		(0.63)	0.04	(0.68)	(0.25)	(0.93)	14.83	14.25
2013	15.07	0.69		0.64	1.33	(0.68)	—	(0.68)	15.72	15.07

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	NUVEEN

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets

		Based on	Ending			Net		Portfolio
Based on		Share	Net			Investment		Turnover
NAV	(a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss	)	Rate	(c)

0.37%		(1.09)%	$199,496	0.33%		3.61%		29%
6.56		4.76	205,595	0.34		3.81		22
10.46		12.87	200,153	0.38	(d)	3.99	(d)	21
1.18		(1.02)	188,653	0.35		4.51		30
8.20		5.54	194,920	0.33		4.45		28

0.20		(6.98)	94,310	0.37		3.89		24
5.51		13.25	98,494	0.37		4.18		10
10.20		13.84	97,421	0.37		4.30		7
0.50		1.07	93,011	0.38		4.55		14
8.98		6.43	98,595	0.37		4.44		19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR
Year Ended 3/31:
2017	—%
2016	—
2015	—
2014	—
2013	—

NXC
Year Ended 3/31:
2017	—%
2016	—
2015	—
2014	0.01
2013	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
			Net Investment
NXR	Expenses	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.42%		3.96%
See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net			From
		Net		Realized/		From Net	Accumulated				Ending
	Beginning	Investment		Unrealized		Investment	Net Realized			Ending	Share
	NAV	Income (Loss	)	Gain (Loss )	Total	Income	Gains		Total	NAV	Price
NXN
Year Ended 3/31:
2017	$14.53	$0.55		$(0.49)	$0.06	$(0.55)	$—		$(0.55)	$14.04	$13.69
2016	14.52	0.57		(0.01)	0.56	(0.55)	—		(0.55)	14.53	14.06
2015	13.95	0.56		0.58	1.14	(0.57)	—		(0.57)	14.52	14.13
2014	14.70	0.60		(0.72)	(0.12)	(0.63)	—	*	(0.63)	13.95	13.41
2013	14.59	0.63		0.19	0.82	(0.65)	(0.06)		(0.71)	14.70	14.87

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation.Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

64	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

	Based on	Ending			Net		Portfolio
Based on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss	)	Rate	(c)

0.40%	1.26%	$55,120	0.44%		3.83%		29%
3.98	3.63	57,031	0.42		3.97		14
8.31	9.84	56,988	0.43		3.92		16
(0.69)	(5.46)	54,751	0.43		4.35		26
5.66	10.60	57,684	0.39		4.27		23

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2017	0.02%
2016	0.01
2015	0.01
2014	0.01
2013	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

NUVEEN	65

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2017 (the "current fiscal period").
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	NXR	NXN
Outstanding when-issued/delayed delivery purchase commitments	$880,905	$1,165,580
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

66	NUVEEN

Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Compensation
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

NUVEEN	67

Notes to Financial Statements (continued)
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$242,176,065	$—		$242,176,065
Corporate Bonds**	—	—	154,101	***	154,101
Total	$—	$242,176,065	$154,101		$242,330,166

NXQ
Long-Term Investments:
Municipal Bonds*	$—	$251,410,759	$—		$251,410,759
Corporate Bonds**	—	—	241,021	***	241,021
Total	$—	$251,410,759	$241,021		$251,651,780

NXR
Long-Term Investments:
Municipal Bonds*	$—	$195,331,695	$—		$195,331,695
Corporate Bonds**	—	—	67,915	***	67,915
Total	$—	$195,331,695	$67,915		$195,399,610

NXC
Long-Term Investments**:
Municipal Bonds	$—	$91,984,067	$—		$91,984,067

NXN
Long-Term Investments**:
Municipal Bonds	$—	$55,136,292	$—		$55,136,292
Short-Term Investments**:
Municipal Bonds	—	500,000	—		500,000
Total	$—	$55,636,292	$—		$55,636,292

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

68	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of

NUVEEN	69

Notes to Financial Statements (continued)
Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$1,005,000
Floating rate obligations: externally-deposited Inverse Floaters	3,300,000	4,800,000	1,050,000	—	2,250,000
Total	$3,300,000	$4,800,000	$1,050,000	$—	$3,255,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$1,005,000
Average annual interest rate and fees	—%	—%	—%	—%	1.16%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

70	NUVEEN

As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	3,300,000	4,800,000	1,050,000	—	360,000
Total	$3,300,000	$4,800,000	$1,050,000	$—	$785,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
 Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the "effective date").
The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the

NUVEEN	71

Notes to Financial Statements (continued)
swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, NXP and NXR used forward interest rate swap contracts as part of their duration management in order to reduce their price volatility risk to movements in U.S. interest rates relative to their benchmarks. These contracts were terminated prior to the end of the reporting period.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
	NXP	NXR
Average notional amount of interest rate swap contracts outstanding*	$5,680,000	$4,150,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NXP	Interest rate	Swaps	$(180,389)	$443,326
NXR	Interest rate	Swaps	$(87,611)	$299,545
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Shares Equity Shelf Program
 During the current reporting period, NXC filed an initial registration statement with the Securities and Exchange Commission ("SEC") to issue additional shares through an equity shelf program, which is not yet effective. Under this program the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share.
Shares Transactions
 Transactions in shares during the Funds' current and prior fiscal period, where applicable, were as follows:

	NXC		NXN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/17	3/31/16	3/31/17	3/31/16
Shares issued to shareholders due to reinvestment of distributions	5,403	3,614	919	—

72	NUVEEN

5. Investment Transactions
 Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$70,413,779	$69,219,608	$57,874,403	$23,508,444	$18,076,115
Sales and maturities	75,195,969	69,328,163	58,654,530	25,760,078	16,511,798
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Cost of investments	$217,957,530	$230,208,037	$171,684,995	$84,522,791	$52,114,401
Gross unrealized:
Appreciation	$25,235,445	$22,340,980	$24,352,068	$7,732,426	$2,619,095
Depreciation	(862,809)	(897,237)	(637,453)	(271,150)	(100,790)
Net unrealized appreciation (depreciation) of investments	$24,372,636	$21,443,743	$23,714,615	$7,461,276	$2,518,305
Permanent differences, primarily due to distribution reallocations, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds' components of net assets as of March 31, 2017, the Funds' tax year end, as follows:

	NXP	NXQ	NXR	NXC	NXN
Paid-in-surplus	$—	$(400,800)	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(221,043)	(56,280)	(197,428)	(599)	—
Accumulated net realized gain (loss)	221,043	457,080	197,428	599	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds' tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$625,380	$308,946	$169,981	$138,755	$194,842
Undistributed net ordinary income[2]	17,756	18,511	4,470	—	3,188
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

NUVEEN	73

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds' tax years ended March 31, 2017 and March 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income[3]	$9,047,389	$9,186,869	$6,966,329	$3,903,057	$2,166,287
Distributions from net ordinary income[2]	71,252	6,556	14,350	—	—
Distributions from net long-term capital gains[4]	—	—	—	615,450	—

2016	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$9,246,154	$9,538,842	$7,319,179	$4,115,952	$2,166,034
Distributions from net ordinary income[2]	106,131	8,857	16,341	—	—
Distributions from net long-term capital gains	—	—	—	107,389	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2017, as Exempt Interest Dividends.
[4]
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3) the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2017.

As of March 31, 2017, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NXP	NXQ	NXR	NXN
Expiration: March 31, 2019	$—	$335,742	$—	$—
Not subject to expiration	6,017,453	10,432,099	3,493,505	1,311,188
Total	$6,017,453	$10,767,841	$3,493,505	$1,311,188
During the Funds' tax year ended, March 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR
Utilized capital loss carryforwards	$1,246,830	$73,284	$136,618
As of March 31, 2017, the Funds' tax year end, $400,800, of NXQ capital loss carryforward expired.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NXC
Post-October capital losses[5]	$611,697
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds' tax year end.
[6]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

74	NUVEEN

For the period April 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding NXP) was calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625

Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (orignally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee for each Fund was 0.1613%.

NUVEEN	75

Notes to Financial Statements (continued)
Other Transactions with Affiliates
 Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXQ	NXN
Purchases	$4,954,658	$1,931,767
Sales	—	2,219,066
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which Outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) the following funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective balance.

	NXQ	NXN
Outstanding balance at December 31, 2016	$355,593	$1,315,990
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9. New Accounting Pronouncements
Amendments to Regulation S-X
 In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

76	NUVEEN

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	77

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

78	NUVEEN

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	79

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

80	NUVEEN

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J.SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	177

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, American Board of Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
177

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
177

NUVEEN	81

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
177

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
177

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	177

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	177

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
177

82	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
177
Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
177

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
177

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund
Overseen
by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	178

NUVEEN	83

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	178
				Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	178
■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	178

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	178

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).
					178

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	178

84	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	178

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
					178

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	85

Notes

86	NUVEEN

Notes

NUVEEN	87

Nuveen:
                   Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world's premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-B-0317D 157263

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2017	$24,090	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2016	$23,270	$0	$0	$57

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2017	$ 0	$ 0	$ 0	$ 0
March 31, 2016	$ 57	$ 0	$ 0	$ 57

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 14 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.32 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.02 million
*	Assets are as of March 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MARCH 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 8, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 8, 2017